                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              --------------------



         Date of Report (Date of earliest event reported): May 19, 2003
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)


      New York                              No. 1-10299                    13-3513936
--------------------------------    ------------------------    ----------------------------------
(State or other jurisdiction               (Commission                   (IRS Employer
of incorporation)                          File Number)               Identification No.)



112 West 34th Street, New York, New York                              10120
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code: (212) 720-3700
                                                    --------------



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Item 7.        Financial Statements and Exhibits.
-------        ----------------------------------

               (c)   Exhibits

               99.1 Press Release of Foot Locker, Inc. dated May 19, 2003 reporting that the Company had filed its Annual Report on Form 10-K for the 2002 fiscal year.


Item 9.        Regulation FD Disclosure (Information Furnished in this Item 9
------         ---------------------------------------------------------------
               is Furnished under Item 12 Results of Operations and Financial
               ---------------------------------------------------------------
               Condition).
               ----------

               On May 19, 2003, Foot Locker, Inc. issued a press release reporting that it had filed its Annual Report on Form 10-K for the 2002 fiscal year. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.




                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                               FOOT LOCKER, INC.
                                               ------------------------------
                                                   (Registrant)


Date:  May 19, 2003                           By: /s/ Robert W. McHugh
                                                  ------------------------------
                                                  Robert W. McHugh
                                                  Vice President and
                                                  Chief Accounting Officer




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